SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 7, 2004 (December 2, 2004)

VitalStream Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-17020	87-0429944

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jenner, Suite 100, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(949) 743-2000

(Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                    On December 2, 2004, Paul S. Summers submitted his resignation as of such date from the Board of Directors of the Company.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

VitalStream Holdings, Inc.

	By:	/s/ Philip N. Kaplan

Philip N. Kaplan President

Date: December 7, 2004